Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the years ended December 31, 2025, 2024 and 2023, the Company incurred significant and recurring operating losses of approximately US$157.1 million, US$95.4 million and US$212.0 million, respectively. Operating cash flows were negative at approximately US$5.1 million and US$138.0 million for the years ended December 31, 2025 and 2023, respectively, compared with a positive inflow of US$33.6 million for the year ended December 31, 2024. The Company reported working capital deficits of approximately US$116.6 million and US$70.7 million as of December 31, 2025 and 2024, respectively, and an accumulated deficit of approximately US$904.4 million as of December 31, 2025, compared to approximately US$737.0 million as of December 31, 2024. The Company is also exposed to unresolved litigation and guarantee obligations, which could further strain its limited financial resources. These conditions raise substantial doubt about the Company’ s ability to continue as a going concern.

Historically, the Company has relied on financing from existing shareholders and third-party investors as its primary sources of liquidity. In order to address its liquidity needs and improve its financial position, management has implemented or plans to implement the following actions:

1.	Disposal of ICONIQ Holding Limited. In February 2026, the Company completed the disposal of ICONIQ Holding Limited, which management expects will eliminate historical liabilities and significant losses associated with that business. See Note 28 Subsequent Events for further details.

2.	Potential financing arrangements. The Company has entered into an equity purchase facility with SZOP Opportunities I LLC and a convertible note facility with JAK Mobility Ventures II LLC in December 2025, providing potential access to up to US$100.0 million and US$80.0 million, respectively. However, the Company’s ability to obtain funding under these arrangements is subject to various conditions, including market conditions, regulatory requirements and contractual limitations, and there can be no assurance that the Company will be able to access such funding when needed. See Note 14 and Note 22 for further details.

While management believes that the above actions may provide additional liquidity and improve the Company’s financial position, these plans are subject to significant uncertainties and conditions that are not entirely within the Company’s control. Accordingly, management cannot conclude that it is probable that these plans will effectively alleviate the substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date of these consolidated financial statements. Therefore, substantial doubt about the Company’s ability to continue as a going concern remains.

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty and have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the ordinary course of business.